UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):  May 12, 2009 (May 6, 2009)
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Merck & Co, Inc.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-3305 (Commission File Number)	22-1109110 (I.R.S. Employer Identification No.)
One Merck Drive, P.O. Box 100, Whitehouse Station, NJ (Address of principal executive offices)	08889 (Zip Code)

Registrant’s telephone number, including area code:  (908) 423-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2009, Merck & Co., Inc. entered into (i) a 364-day bridge loan agreement (the “Bridge Loan Facility”), (ii) a 364-day asset sale facility agreement (the “Asset Sale Facility”) and (iii) a 364-day incremental loan facility (the “Incremental Loan Facility” and together with the Bridge Loan Agreement and the Asset Sale Facility Agreement, the “New Credit Facilities”).  Under each of the New Credit Facilities, JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrative agent, J.P. Morgan Securities Inc. is the sole bookrunner and the sole lead arranger and Banco Santander, S.A. New York Branch, Bank of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse (USA) LLC, HSBC Bank USA, National Association, The Royal Bank of Scotland plc, and UBS Securities LLC are the co-arrangers.  In addition to JPMorgan and the eight co-arrangers, twenty other lenders are party to the Bridge Loan Facility and the Asset Sale Facility and fourteen other lenders are party to the Incremental Loan Facility.  The maximum aggregate exposure for any single lender under the New Credit Facilities is $875.0 million.  J.P. Morgan Securities Inc. is also serving as the exclusive financial advisor of Merck in connection with its proposed combination with Schering-Plough Corporation (the “Proposed Transaction”).

Under the Bridge Loan Facility, Merck may borrow on an unsecured basis an aggregate principal amount of up to $3.0 billion; under the Asset Sale Facility, Merck may borrow on an unsecured basis an aggregate principal amount of up to $3.0 billion and under the Incremental Facility, Merck may borrow on an unsecured basis an aggregate principal amount of up to $1.0 billion.  The proceeds of the New Credit Faculties are required to be used to fund, or backstop commercial paper used to fund, the Proposed Transaction and for other general corporate purposes.  Amounts outstanding under New Credit Facilities will bear interest, at Merck's option, either (a) at the base rate (defined as the highest of (1) JPMorgan’s prime rate, (2) the federal funds rate plus 0.50% and (3) the adjusted LIBO rate for a one month interest period beginning on such day plus 1.00%) or (b) at the reserve adjusted eurodollar rate plus, in each case, an applicable margin.

Merck may voluntarily prepay the loans at anytime without premium or penalty.  Merck will be required to make prepayments of term loans under the Asset Sale Facility (in the case of (ii) and (iii) below, only after repayment in full of the Bridge Loan Facility) and the Bridge Loan Facility with (i) net cash proceeds of non-ordinary course asset sales, (ii) issuances of debt and (iii) net cash proceeds from the issuance of equity of Merck, in each case subject to certain exceptions.  The New Credit Facilities also contain certain events of default, upon the occurrence of which, and so long as such event of default is continuing, the amounts outstanding will accrue interest at an increased rate and payments of such outstanding amounts could be accelerated by the lenders.  The New Credit Facilities contain customary representations and warranties, affirmative covenants and negative covenants, including restrictions on liens, mergers and consolidations and maintenance of a maximum ratio of total debt to capitalization of 60%, in each case applicable to Merck and its subsidiaries and following the Proposed Transaction to Schering-Plough and its subsidiaries (including Merck).  The Bridge Loan Facility contains the following additional negative covenants (subject to exceptions and baskets):  limitations with respect to non-guarantor indebtedness, limitations on dividends and share repurchases, restrictions on subsidiary distributions, restrictions on investments and restrictions on transactions with affiliates.

The funding of the New Credit Facilities is subject to various conditions precedent including:  (i) the consummation of the Proposed Transaction; (ii) the absence, since December 31, 2008, of any material adverse change (as defined in the New Credit Facilities) with respect to Merck and Schering-Plough taken as a whole; (iii) the execution of definitive documentation with respect to the new credit facilities and the amendment to Merck’s existing revolving credit facility (which condition has been satisfied); (iv) certification by the chief financial officer of Merck that the ratio of total debt to capitalization of the combined company on a pro forma basis as of the last fiscal quarter ended at least 45 days before closing does not exceed 60%; and (v) other customary closing conditions each as more fully described in the New Credit Facilities.

The description of the New Credit Facilities above is a summary and is qualified in its entirety by reference to the credit agreements providing for the Bridge Loan Facility, the Asset Sale Facility and the Incremental Loan Facilities, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 respectively to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Number	Description

10.1	INCREMENTAL CREDIT AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

10.2	ASSET SALE FACILITY AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

10.3	BRIDGE LOAN AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 12, 2009

Merck & Co., Inc.
By:	/s/ Celia A. Colbert
	Name:	Celia A. Colbert
	Title:	Vice President, Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Number	Description

10.1	INCREMENTAL CREDIT AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

10.2	ASSET SALE FACILITY AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

10.3	BRIDGE LOAN AGREEMENT dated as of May 6, 2009, among MERCK & CO., INC., the GUARANTORS and LENDERS party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.